UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2026

Ekso Bionics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Glacier Point, Suite A San Rafael, CA	94901
(Address of registrant’s principal executive office)	(Zip code)

(510)-984-1761

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EKSO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 1, 2026, Ekso Bionics Holdings, Inc., a Nevada corporation (“Ekso” or the “Company”), commenced the steps to consummate the previously announced business combination transaction (the “Business Combination”) contemplated by that certain Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”), dated February 15, 2026, by and among the Company, APLD Intermediate HoldCo LLC, a Delaware limited liability company (“APLD Intermediate”), APLD ChronoScale HoldCo LLC, a Delaware limited liability company and a wholly owned subsidiary of APLD Intermediate (“Contributor”), each a wholly owned direct or indirect subsidiary of Applied Digital Corporation, a Nevada corporation (“Applied Parent”), and Applied Digital Cloud Corporation, a Nevada corporation (“Cloud”), a wholly owned indirect subsidiary of Applied Parent and a direct subsidiary of Contributor as of immediately prior to the closing of the Business Combination (the “Closing”). All capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Contribution and Exchange Agreement. The Closing will be effective at 3:03 a.m. (ET), Tuesday, May 5, 2026.

On May 1, 2026, the Company filed the Second Amended and Restated Articles of Incorporation (the “A&R Articles”) with the Secretary of State of the State of Nevada. The A&R Articles were filed with a delayed effective date and time of 3:00 a.m. (ET), Tuesday, May 5, 2026.

At 3:01 a.m. (ET), Tuesday, May 5, 2026, the APLD Parent PIPE Investment (as defined below) will become effective.

At 3:02 a.m. (ET), Tuesday May 5, 2026, the Contribution and the issuance of the Exchanged Shares shall become effective, thereupon the Business Combination shall be consummated and the Closing shall be complete.

On May 5, 2026, the Common Stock is expected to begin trading on The Nasdaq Capital Market (“Nasdaq”) under the symbol “CHRN.” In connection with the Business Combination, the CUSIP number for the Common Stock will change to 170924 104 and the Company will change its name to “ChronoScale Corporation.”

A copy of the Contribution and Exchange Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

APLD Parent PIPE Investment

In connection with, and as a condition to Closing, on May 1, 2026, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Applied Parent (the “APLD Parent PIPE Investment”), pursuant to which the Company agreed to sell and issue to Applied Parent 1,311,407 shares of Common Stock (the “Private Placement Shares”). The Private Placement Shares will be sold in the APLD Parent PIPE Investment at an offering price of $12.01 per share, the closing price of the Common Stock on April 30, 2026, the date immediately preceding the date of execution of the Securities Purchase Agreement, for gross proceeds of approximately $15.75 million. The closing of the APLD Parent PIPE Investment will take place 3:01 am (ET), Tuesday, on May 5, 2026, immediately following the effectiveness of the A&R Articles and immediately prior to the Closing.

Lake Street Capital Markets, LLC (the “Placement Agent”) served as the Company’s exclusive placement agent in connection with the APLD Parent PIPE Investment, and in the past, has provided, directly or through its affiliates, financial advisory and other services to the Company. As compensation for the services provided by the Placement Agent in the APLD Parent PIPE Investment, on May 5, 2026, in connection with the closing of the APLD Parent PIPE Investment, the Company will pay the Placement Agent a cash fee equal to 5.0% of the aggregate gross proceeds raised in the APLD Parent PIPE Investment, or approximately $0.75 million.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, conditions to closing, indemnification obligations of the Company and Applied Parent, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above in the Explanatory Note and Item 1.01 of this Current Report with respect to the Exchanged Shares and the Private Placement Shares is hereby incorporated by reference into this Item 3.02. The Exchanged Shares and the Private Placement Shares will be issued and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company will rely on this exemption from registration based in part on representations made by the Contributor and Applied Parent in each of the Contribution and Exchange Agreement and the Securities Purchase Agreement, as applicable.

Item 3.03. Material Modification to Rights of Security Holder.

To the extent required by this Item 3.03, the information set forth in the Explanatory Note of this Current Report is incorporated herein by reference. There were no changes to the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Restrictions of Series B Convertible Preferred Stock (“Series B Certificate of Designations”) previously filed by the Company on January 22, 2026. The Company will file an amendment to this Current Report to disclose the material terms of the A&R Articles, as required by Item 3.03 of Form 8-K.

Copies of the Certificate of Amendment, including the A&R Articles as an attachment thereto, and the Series B Certificate of Designations are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by this Item 5.03, the information set forth in the Explanatory Note and Item 3.03 of this Current Report is incorporated herein by reference. The Company will file an amendment to this Current Report to disclose the material terms of the A&R Articles, as required by Item 5.03 of Form 8-K.

Forward-Looking Statements

Statements in this Current Report about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but are not limited to, (i) statements regarding the closing of the Business Combination and the timing of the Business Combination, including the effectiveness of the A&R Articles and commencement of trading of the Common Stock on Nasdaq; (ii) statements regarding the combined business, including the A&R Articles; and (iii) statements regarding the APLD Parent PIPE Investment and timing of the APLD Parent PIPE Investment. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations. These risks, uncertainties, and other factors include: the parties’ ability to close the Business Combination; the inability of the Company to list and begin trading on Nasdaq under the symbol “CHRN” on its expected timeline or at all; the inability of the parties to close the APLD Parent PIPE Investment and consummate the Business Combination on the expected timeline or at all; litigation, including the potential litigation concerning the Business Combination; conditions in the debt and equity capital markets; uncertainties related to market conditions, the other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on February 23, 2026, as amended on April 10, 2026, subsequently filed Quarterly Reports on Form 10-Q, the definitive information statement on Schedule 14C filed by the Company with the SEC on April 3, 2026, and the risks described in other filings that the Company may make from time to time with the SEC. Any forward-looking statements contained in this Current Report speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1*	Certificate of Amendment to the Articles of Incorporation of Ekso Bionics Holdings, Inc., as filed with the Secretary of State of the State of Nevada, dated May 1, 2026.
3.2	Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Restrictions of Series B Convertible Preferred Stock (incorporated by reference from Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on January 22, 2026).
10.1†	Contribution and Exchange Agreement, dated February 15, 2026, by and among Ekso Bionics Holdings, Inc., APLD ChronoScale Holdco LLC, APLD Intermediate Holdco LLC, and Applied Digital Cloud Corporation (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2026).
10.2*†	Securities Purchase Agreement, by and between the Company and Applied Digital Corporation, dated May 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
†	Annexes, schedules and exhibits to this Exhibit omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2026

Ekso Bionics Holdings, Inc.

By:	/s/ Scott G. Davis
Name:	Scott G. Davis
Title:	Chief Executive Officer